UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2012

INLAND DIVERSIFIED REAL ESTATE TRUST, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	000-53945 (Commission File Number)	26-2875286 (IRS Employer Identification No.)

2901 Butterfield Road
Oak Brook, Illinois 60523
(Address of Principal Executive Offices)

(630) 218-8000
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note.
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Inland Diversified Real Estate Trust, Inc. (which may be referred to as the “Registrant,” the “Company,” “we,” “our,” and “us”) hereby amends the following Current Report on Form 8-K to provide the required financial information.

•
Current Report on Form 8-K filed on October 4, 2012 to provide the required financial information relating to our acquisition of a 365,905 square foot retail shopping center and 24 multi-family units located in White Plains, New York, known as City Center as described in that Current Report; and

•
Current Report on Form 8-K filed on October 10, 2012 to provide the required financial information relating to our acquisition of a 395,539 square foot retail shopping center located in Dayville, Connecticut, known as Crossing at Killingly Commons, as described in that Current Report.

Item 9.01.  Financial Statements and Exhibits
(a)           Financial statements of businesses acquired

Page
City Center

Independent Auditors’ Report	F-1

Historical Summary of Gross Income and Direct Operating Expenses for the six month period ended June 30, 2012 (unaudited) and the year ended December 31, 2011	F-2

Notes to Historical Summary of Gross Income and Direct Operating Expenses for the six month period ended June 30, 2012 (unaudited) and the year ended December 31, 2011	F-3

Crossing at Killingly Commons

Independent Auditors’ Report	F-5

Historical Summary of Gross Income and Direct Operating Expenses for the nine month period ended September 30, 2012 (unaudited) and the year ended December 31, 2011	F-6

Notes to Historical Summary of Gross Income and Direct Operating Expenses for the nine month period ended September 30, 2012 (unaudited) and the year ended December 31, 2011	F-7
(b)           Pro forma financial information
(c)           Exhibits

Exhibit No.	Title of Exhibit
23.1	Consent of KPMG, LLP dated December 10, 2012

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND DIVERSIFIED REAL ESTATE TRUST, INC.

Date:	December 10, 2012	By:	/s/ Steven T. Hippel
		Name:	Steven T. Hippel
		Title	Chief Financial Officer

3

Index to Financial Statements

Page
City Center

Independent Auditors’ Report	F-1

Historical Summary of Gross Income and Direct Operating Expenses for the six month period ended June 30, 2012 (unaudited) and the year ended December 31, 2011	F-2

Notes to Historical Summary of Gross Income and Direct Operating Expenses for the six month period ended June 30, 2012 (unaudited) and the year ended December 31, 2011	F-3

Crossing at Killingly Commons
F
Independent Auditors’ Report	F-5

Historical Summary of Gross Income and Direct Operating Expenses for the nine month period ended September 30, 2012 (unaudited) and the year ended December 31, 2011	F-6

Notes to Historical Summary of Gross Income and Direct Operating Expenses for the nine month period ended September 30, 2012 (unaudited) and the year ended December 31, 2011	F-7

Pro Forma Financial Information

Pro Forma Consolidated Balance Sheet as of September 30, 2012 (unaudited)	F-9

Notes to Pro Forma Consolidated Balance Sheet as of September 30, 2012 (unaudited)	F-11

Pro Forma Consolidated Statement of Operations and Other Comprehensive Income for the nine months ended September 30, 2012 (unaudited)	F-12

Notes to Pro Forma Consolidated Statement of Operations and Other Comprehensive Income for the nine months ended September 30, 2012 (unaudited)	F-14

Pro Forma Consolidated Statement of Operations and Other Comprehensive Income for the year ended December 31, 2011 (unaudited)	F-15

Notes to Pro Forma Consolidated Statement of Operations and Other Comprehensive Income for the year ended December 31, 2011 (unaudited)	F-17

4

Independent Auditors’ Report

The Board of Directors

Inland Diversified Real Estate Trust, Inc.:

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) of City Center (the Property) for the year ended December 31, 2011. This Historical Summary is the responsibility of management of Inland Diversified Real Estate Trust, Inc. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for the inclusion in a Form 8-K/A of Inland Diversified Real Estate Trust, Inc., to be filed with the Securities and Exchange Commission, as described in note 2. It is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of City Center for the year ended December 31, 2011, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

December 7, 2012

City Center
Historical Summary of Gross Income and
Direct Operating Expenses
For the Six Month Period ended June 30, 2012 (unaudited)
and Year ended December 31, 2011

	Six months ended June 30, 2012 (unaudited)	Year ended December 31, 2011
Gross income:
Base rental income - retail	$4,116,384	$8,319,866
Base rental income - residential	218,729	423,900
Operating expense, insurance, and real estate tax recoveries	1,659,920	3,345,314
Total gross income	5,995,033	12,089,080
Direct operating expenses:
Operating expenses	1,318,927	2,354,470
Insurance	106,313	195,475
Real estate taxes	1,011,585	2,130,850
Total direct operating expenses	2,436,825	4,680,795
Excess of gross income over direct operating expenses	$3,558,208	$7,408,285

See accompanying notes to historical summary of gross income and direct operating expenses.

City Center
Notes to Historical Summary of Gross Income and
Direct Operating Expenses
 For the Six Month Period ended June 30, 2012 (unaudited)
and Year ended December 31, 2011

(1)           Business
City Center (the Property) is located in White Plains, New York. The Property has approximately 366,000 square feet (unaudited) of gross leasable area of retail space and 24 rent-controlled multifamily residential units. The retail and residential space was approximately 85% and 100% (unaudited) leased, respectively, at December 31, 2011. The Property's retail space is leased to a total of 12 tenants. The Property is subject to a ground lease and an air rights lease with the City of White Plains. On September 28, 2012, Inland Diversified Real Estate Trust, Inc. (IDRETI), through its wholly owned subsidiary, Inland Diversified White Plains City Center Member II, L.L.C. (IDWP), and LC White Plains Retail LLC and LC White Plains Recreation LLC (together, the Seller), unaffiliated third parties, formed a joint venture, Inland Diversified White Plains City Center Member, L.L.C. (the Joint Venture), of which IDWP owns all Class A shares and the Seller owns all Class B shares. The Seller contributed the Property to the Joint Venture on September 28, 2012.
(2)           Basis of Presentation
The Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission (SEC) Regulation S-X and for inclusion in the Form 8-K/A of IDRETI to be filed with the SEC and is not intended to be a complete presentation of the Property's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.
The unaudited Historical Summary for the six months ended June 30, 2012 has been prepared in accordance with accounting principles generally accepted in the United States of America (GAAP) for interim financial information. Accordingly, it does not include all of the information and footnotes required by GAAP for complete financial statements. In the opinion of management of IDRETI, all adjustments (consisting of normal recurring adjustments) considered necessary for a fair presentation have been included. The Historical Summary for the six months ended June 30, 2012 is not necessarily indicative of the expected results for the entire year ended December 31, 2012.
(3)           Gross Income
The Property leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which the Property is reimbursed for common area, real estate tax, and insurance expenses. Revenue related to these reimbursed expenses is recognized in the period the applicable expenses are incurred and billed to tenants pursuant to the lease agreements. Certain leases contain renewal options at various periods at various rental rates.
Although certain retail leases may provide for tenant occupancy during periods for which no rent is due and/or increases exist in minimum lease payments over the term of the lease, rental income accrues for the full period of occupancy on a straight-line basis. Related adjustments increased base rental income by $209,925 (unaudited) for the six months ended June 30, 2012 and $489,517 for the year ended December 31, 2011.
Minimum rents to be received from retail tenants under operating leases, with remaining lease terms ranging from 2 to 20 years, as of December 31, 2011, are as follows:

Year:
2012	$7,584,355
2013	8,897,605
2014	8,550,888
2015	8,123,740
2016	8,376,657
Thereafter	72,752,554
$114,285,799

City Center
Historical Summary of Gross Income and
Direct Operating Expenses
For the Six Month Period ended June 30, 2012 (unaudited)
and Year ended December 31, 2011

Rental income attributable to residential leases is recorded when due from tenants and is recognized as it is earned, which approximates the amount that would be recognized on a straight-line basis. Leases entered into between residents and the Property for the rental of apartment units are year-to-year and are renewable upon consent of both parties on an annual basis.
(4)    Direct Operating Expenses
Direct operating expenses include only those expenses expected to be comparable to the proposed future operations of the Property. Repairs and maintenance expenses are charged to operations as incurred. Expenses such as depreciation, amortization and interest expense related to mortgage debt not assumed, and professional fees are excluded from the Historical Summary.
(5)    Related-Party Transactions
Summit Property Management, Inc. (Summit), an affiliate of City Center, provided property management services to the Property. Summit established an agreement with the Property in which the Property would pay a management fee of up to 2.5% of collected revenue earned by the Property. The Property paid management fees of $113,402 (unaudited) and $100,000 which are included in operating expenses for the six month period ended June 30, 2012 and the year ended December 31, 2011, respectively. The Property also incurred additional management fees in 2011 that were permanently waived by Summit. These management fees may not be comparable to the management fees charged to the Property by IDRETI.
(6)    Subsequent Events
Subsequent to December 31, 2011 and through December 7, 2012, the date through which management evaluated subsequent events and on which date the Historical Summary was issued, management did not identify any subsequent events requiring additional disclosure.

Independent Auditors’ Report

The Board of Directors

Inland Diversified Real Estate Trust, Inc.:

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) of Crossing at Killingly Commons (the Property) for the year ended December 31, 2011. This Historical Summary is the responsibility of management of Inland Diversified Real Estate Trust, Inc. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for the inclusion in a Form 8-K/A of Inland Diversified Real Estate Trust, Inc., to be filed with the Securities and Exchange Commission, as described in note 2. It is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of Crossing at Killingly Commons for the year ended December 31, 2011, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

December 7, 2012

Crossing at Killingly Commons
Historical Summary of Gross Income and
Direct Operating Expenses
 For the Nine Month Period ended September 30, 2012 (unaudited)
and Year ended December 31, 2011

	Nine months ended September 30, 2012 (unaudited)	Year ended December 31, 2011
Gross income:
Base rental income	$2,984,229	$4,046,676
Operating expense, insurance, and real estate tax recoveries	955,697	1,679,139
Total gross income	3,939,926	5,725,815
Direct operating expenses:
Operating expenses	647,958	1,303,668
Insurance	61,965	84,536
Real estate taxes	560,602	748,006
Total direct operating expenses	1,270,525	2,136,210
Excess of gross income over direct operating expenses	$2,669,401	$3,589,605

See accompanying notes to historical summary of gross income and direct operating expenses.

Crossing at Killingly Commons
Notes to Historical Summary of Gross Income and
Direct Operating Expenses
 For the Nine Month Period ended September 30, 2012 (unaudited)
and Year ended December 31, 2011

(1)           Business
Crossing at Killingly Commons (the Property) is located in Dayville, Connecticut. The Property has approximately 394,000 square feet (unaudited) of gross leasable area of retail space, and was approximately 97% leased at December 31, 2011 to a total of 22 tenants. Inland Diversified Real Estate Trust, Inc. (IDRETI), through its wholly owned subsidiary, Inland Diversified Dayville Killingly Member II, L.L.C. (IDDKMII), and Dayville Unit Investors, LLC (the Seller) formed a joint venture, Inland Diversified Dayville Killingly Member, L.L.C. (the Joint Venture), of which IDDKMII owns all Class A shares and the Seller owns all Class B shares. The Seller contributed the property to the Joint Venture on October 4, 2012.
(2)           Basis of Presentation
The Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission (SEC) Regulation S-X and for inclusion in the Form 8-K/A of IDRETI to be filed with the SEC and is not intended to be a complete presentation of the Property's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.
The unaudited Historical Summary for the nine months ended September 30, 2012 has been prepared in accordance with accounting principles generally accepted in the United States of America (GAAP) for interim financial information. Accordingly, it does not include all of the information and footnotes required by GAAP for complete financial statements. In the opinion of management of IDRETI, all adjustments (consisting of normal recurring adjustments) considered necessary for a fair presentation have been included. The Historical Summary for the nine months ended September 30, 2012 is not necessarily indicative of the expected results for the entire year ended December 31, 2012.
(3)           Gross Income
The Property leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which the Property is reimbursed for common area, real estate tax, and insurance expenses. Revenue related to these reimbursed expenses is recognized in the period the applicable expenses are incurred and billed to tenants pursuant to the lease agreements. Certain leases contain renewal options at various periods at various rental rates.
Although certain leases may provide for tenant occupancy during periods for which no rent is due and/or increases exist in minimum lease payments over the term of the lease, rental income accrues for the full period of occupancy on a straight-line basis. Related adjustments increased base rental income by $85,633 (unaudited) for the nine months ended September 30, 2012 and increased base rental income by $122,757 for the year ended December 31, 2011.
Minimum rents to be received from retail tenants under operating leases, with remaining lease terms ranging from 3 to 19 years, as of December 31, 2011, are as follows:

Year:
2012	$3,932,499
2013	3,957,004
2014	3,885,041
2015	3,578,289
2016	3,481,935
Thereafter	23,685,072
$42,519,840

Crossing at Killingly Commons
Notes to Historical Summary of Gross Income and
Direct Operating Expenses
 For the Nine Month Period ended September 30, 2012 (unaudited)
and Year ended December 31, 2011

(4)    Direct Operating Expenses
Direct operating expenses include only those expenses expected to be comparable to the proposed future operations of the Property. Repairs and maintenance expenses are charged to operations as incurred. Expenses such as depreciation, amortization and interest expense related to mortgage debt not assumed, and professional fees are excluded from the Historical Summary.
(5)    Related-Party Transactions
Ceruzzi Properties, LLC (Ceruzzi), an affiliate of the Seller, provided property management services to the Property. Ceruzzi charged a management fee of approximately 3.25% of collected revenue earned by the Property at Ceruzzi's discretion as no formal agreement was in place. The Property incurred management fees of $136,948 (unaudited) and $188,063, which are included in operating expenses for the nine month period ended September 30, 2012 and the year ended December 31, 2011, respectively. These management fees may not be comparable to the management fees charged to the Property by IDRETI.
(6)    Subsequent Events
Subsequent to December 31, 2011 and through December 7, 2012, the date through which management evaluated subsequent events and on which date the Historical Summary was issued, management did not identify any subsequent events requiring additional disclosure.

Inland Diversified Real Estate Trust, Inc.
Pro Forma Consolidated Balance Sheet
September 30, 2012
(Dollars in thousands)
(unaudited)
The following unaudited pro forma Consolidated Balance Sheet is presented as if the acquisition and financing had occurred on September 30, 2012.
This unaudited pro forma Consolidated Balance Sheet is not necessarily indicative of what the actual financial position would have been at September 30, 2012, nor does it purport to represent our future financial position. Pro forma adjustments have been made for the significant property that was purchased and financed subsequent to September 30, 2012. The pro forma adjustments were made for Crossing at Killingly Commons.
The Company does not consider any potential property acquisitions to be probable under Rule 3-14 of Regulation S-X.

Inland Diversified Real Estate Trust, Inc.
Pro Forma Consolidated Balance Sheet
September 30, 2012
(Dollars in thousands)
(unaudited)

	Historical (A)	Pro Forma Adjustments (B)	Pro Forma
Assets
Net investment properties (C)	$1,547,528	$54,240	$1,601,768
Cash and cash equivalents (E)	113,426	(11,952)	101,474
Restricted cash and escrows	5,322	—	5,322
Investment in marketable securities	39,803	—	39,803
Investment in unconsolidated entities	486	—	486
Accounts and rents receivable, net	11,536	—	11,536
Acquired lease intangibles, net (C) (D)	227,661	7,408	235,069
Deferred costs, net	7,757	—	7,757
Other assets	12,473	—	12,473
Total assets	$1,965,992	$49,696	$2,015,688

Liabilities and Equity
Mortgages, credit facility and securities margin payable (C)	$896,168	$33,000	$929,168
Accrued offering expenses	385	—	385
Accounts payable and accrued expenses (F)	5,784	48	5,832
Distributions payable	5,388	—	5,388
Accrued real estate taxes payable	9,777	—	9,777
Deferred investment property acquisition obligations (C) (G)	46,610	4,840	51,450
Other liabilities	13,487	—	13,487
Acquired below market lease intangibles, net (C) (D)	31,979	2,200	34,179
Due to related parties	2,563	—	2,563
Total liabilities	1,012,141	40,088	1,052,229

Redeemable noncontrolling interests (H)	7,517	9,608	17,125

Equity:
Preferred stock	—	—	—
Common stock	114	—	114
Additional paid in capital, net of offering costs	1,017,177	—	1,017,177
Accumulated distributions and net loss	(72,364)	—	(72,364)
Accumulated other comprehensive income	(264)	—	(264)
Total Company stockholders’ equity	944,663	—	944,663
Noncontrolling interests	1,671	—	1,671
Total equity	946,334	—	946,334
Total liabilities and equity	$1,965,992	$49,696	$2,015,688

See accompanying notes to pro forma consolidated balance sheet.

Inland Diversified Real Estate Trust, Inc.
Notes to Pro Forma Consolidated Balance Sheet
September 30, 2012
(Dollars in thousands)
(unaudited)

(A)	The historical column represents the Company’s Consolidated Balance Sheet as of September 30, 2012 as filed with the Securities and Exchange Commission on Form 10-Q.

(B)	The pro forma adjustments column includes adjustments related to our significant acquisition and mortgage financing which occurred after September 30, 2012 and is detailed below as follows:

Crossing at Killingly Commons
Net investment properties	$54,240

Intangible assets, net	$7,408

Intangible liabilities, net	$2,200

Deferred investment property acquisition obligations	$4,840

Mortgages, credit facility and securities margin payable	$33,000

Redeemable noncontrolling interests	$9,608

(C)
The pro forma adjustments reflect the acquisition and mortgage financing of the following property by the Company.  No pro forma adjustments have been made for prorations as the amounts are not significant. The Company acquired the property by paying cash of $11,952, assuming a loan of $33,000 and issuing redeemable noncontrolling interest of $9,608.

Property	Net assets acquired
Crossing at Killingly Commons	$54,608
Allocation of net investments in properties:
Land	$15,216
Building and improvements	39,024
Acquired lease intangible assets, net	7,408
Acquired lease intangible liabilities, net	(2,200)
Deferred investment property acquisition obligations	(4,840)
Total	$54,608
Allocations are preliminary and subject to change. Crossing at Killingly Commons loan totaling $33,000 was assumed from the Seller and modified with the lender at the time of closing.

(D)
Acquired intangibles represent above and below market leases and the difference between the property valued with existing in-place leases and the property valued as if vacant. The value of the acquired intangibles will be amortized over the lease term. Allocations are preliminary and subject to change.

(E)	Pro forma cash proceeds of $11,952 represents the cash paid for the pro forma net acquisition price of investments in real estate.

(F)	Estimated accrued acquisition related costs for the property acquisition included in (B).

(G)
The acquisition described in (B) includes an earnout component to the purchase price, meaning the Company did not pay a portion of the purchase price of the property at closing, although the Company owns the entire property. The earnout component is recorded at the estimated fair value at the date of the property acquisition. The Company is not obligated to pay this contingent portion of the purchase price unless space which was vacant at the time of acquisition is later leased by the seller within the time limits and parameters set forth in the acquisition agreement. The earnout payment is based on a predetermined formula applied to rental income received. The earnout agreement has a limited obligation period up to three years from the date of acquisition. If at the end of the time period certain spaces have not been leased, occupied or rent producing, the Company will have no further obligation to pay additional purchase price consideration an will retain ownership of the entire property. The earnout can be paid in either cash or issuance of redeemable noncontrolling interests units.

(H)
Redeemable noncontrolling interests issued by the Company to the seller which are redeemable for cash or the Company's common shares on a one-for-one basis both at the option of the holder and upon the occurrence of an event that is not solely within the Company's control.

Inland Diversified Real Estate Trust, Inc.
Pro Forma Consolidated Statement of Operations and Other Comprehensive Income
For the nine months ended September 30, 2012
(Dollars in thousands, except per share amounts)
(unaudited)
The following unaudited pro forma Consolidated Statement of Operations and Other Comprehensive Income is presented to give effect to the acquisitions and financings of the properties indicated in Note (B) of the Notes to the pro forma Consolidated Statement of Operations and Other Comprehensive Income as though they occurred on January 1, 2011. Pro forma adjustments have been made for significant properties that were purchased or financed subsequent to December 31, 2011. The pro forma adjustments were made for City Center and Crossing at Killingly Commons.
The Company does not consider any potential property acquisitions to be probable under Rule 3-14 of Regulation S-X.
This unaudited pro forma Consolidated Statement of Operations and Other Comprehensive Income is not necessarily indicative of what the actual results of operations would have been for the nine months ended September 30, 2012, nor does it purport to represent our future results of operations.

Inland Diversified Real Estate Trust, Inc.
Pro Forma Consolidated Statement of Operations and Other Comprehensive Income
For the nine months ended September 30, 2012
(Dollars in thousands, except per share amounts)
(unaudited)

	Historical (A)	Pro Forma Adjustments (B)	Pro Forma
Rental income (C)	$71,997	$9,434	$81,431
Tenant recovery income	15,470	3,427	18,897
Other property income	1,711	—	1,711
Total income	89,178	12,861	102,039
General and administrative expenses	2,984	—	2,984
Acquisition related costs	3,650	—	3,650
Property operating expenses (D)	13,861	3,060	16,921
Real estate taxes	10,328	2,067	12,395
Depreciation and amortization (C)	34,215	7,752	41,967
Business management fee - related party	500	—	500
Total expenses	65,538	12,879	78,417
Operating income	23,640	(18)	23,622
Interest and dividend income	1,685	—	1,685
Realized loss on sale of marketable securities	22	—	22
Interest expense (E)	(22,724)	(2,723)	(25,447)
Equity in income of unconsolidated entities	253	—	253
Net income (loss)	2,876	(2,741)	135
Less: net loss attributable to noncontrolling interests	55	—	55
Less: net income attributable to redeemable noncontrolling interests (F)	(9)	(528)	(537)
Net income (loss) attributable to common stockholders	$2,922	$(3,269)	$(347)
Net income (loss) attributable to common stockholders per common share, basic and diluted (G)	$0.04		$0.00
Weighted average number of common shares outstanding, basic and diluted (G)	83,326,053		113,778,342
Comprehensive income (loss):
Net income (loss)	$2,876	$(2,741)	$135
Other comprehensive income:
Unrealized gain on marketable securities	2,927	—	2,927
Unrealized loss on derivatives	(1,406)	—	(1,406)
Gain reclassified into earnings from other comprehensive income on the sale of marketable securities	(22)	—	(22)
Comprehensive income (loss)	4,375	(2,741)	1,634
Less: comprehensive loss attributable to noncontrolling interests	55	—	55
Less: comprehensive income attributable to redeemable noncontrolling interests	(9)	(528)	(537)
Comprehensive income (loss) attributable to common stockholders	$4,421	$(3,269)	$1,152

See accompanying notes to pro forma consolidated statement of operations and other comprehensive income.

Inland Diversified Real Estate Trust, Inc.
Notes to Pro Forma Consolidated Statement of Operations and Other Comprehensive Income
For the nine months ended September 30, 2012
(Dollars in thousands, except per share amounts)
(unaudited)

(A)
The historical column represents the Company’s Consolidated Statement of Operations and Other Comprehensive Income for the nine months ended September 30, 2012 as filed with the Securities and Exchange Commission on Form 10-Q.

(B)	Total pro forma adjustments for significant acquisitions consummated through the date of this filing are as though the properties were acquired January 1, 2011.
Total income, property operating expenses and real estate taxes for the nine months September 30, 2012 is based on information provided by the sellers for City Center and Crossing at Killingly Commons.
The pro forma adjustments for the nine months ended September 30, 2012 are composed of the following adjustments:

	City Center	Crossing at Killingly Commons	Total Pro Forma Adjustments
Rental income	$6,457	$2,977	$9,434
Tenant recovery income	2,472	955	3,427
Other property income	—	—	—
Total income	8,929	3,932	12,861
Property operating expenses	2,301	759	3,060
Real estate taxes	1,506	561	2,067
Depreciation and amortization	6,145	1,607	7,752
Total expenses	9,952	2,927	12,879
Operating (loss) income	(1,023)	1,005	(18)
Interest expense	1,787	936	2,723
Net (loss) income	(2,810)	69	(2,741)
Less: net income attributable to redeemable noncontrolling interests	(173)	(355)	(528)
Net loss attributable to common stockholders	$(2,983)	$(286)	$(3,269)

(C)
Investment properties will be depreciated on a straight-line basis based upon estimated useful lives of 30 years for buildings and improvements and 15 years for site improvements. The portion of the purchase price allocated to above or below market lease intangibles will be amortized on a straight-line basis over the life of the related leases as an adjustment to rental income. In-place lease intangibles will be amortized on a straight-line basis over the life of the related leases as a component of amortization expense. The purchase price allocation for pro forma financial statement purposes are preliminary and may be subject to change.

(D)	Management fees are calculated as 4.5% of gross revenues pursuant to the new management agreements and are also included in property operating expenses.

(E)	The pro forma adjustments relating to incremental interest expense were based on the following debt terms:

	Principal Balance	Interest Rate	Maturity Date
City Center	$87,000	2.67%	September 28, 2022
Crossing at Killingly Commons	33,000	3.73%	November 1, 2017
	$120,000
Crossing at Killingly Commons loan totaling $33,000 was assumed from the Seller and modified with the lender at the time of closing.

(F)
The proforma preferred return to the holders of outstanding redeemable noncontrolling interest, based on a effective preferred return of 3.83% and 4.92% per annum for City Center and Crossing at Killingly Center, respectively.

(G)
The pro forma weighted average shares of common stock outstanding for the nine months ended September 30, 2012 was calculated assuming all shares sold through September 30, 2012 were issued on January 1, 2011.

Inland Diversified Real Estate Trust, Inc.
Pro Forma Consolidated Statement of Operations and Other Comprehensive Income
For the year ended December 31, 2011
(Dollars in thousands, except per share amounts)
(unaudited)
The following unaudited pro forma Consolidated Statement of Operations and Other Comprehensive Income is presented to give effect to the acquisitions or financings of the properties indicated in Note (B) of the Notes to the pro forma Consolidated Statement of Operations and Other Comprehensive Income as though they occurred on January 1, 2011. Pro forma adjustments have been made for the significant properties that were purchased or financed subsequent to December 31, 2011. The pro forma adjustments were made for City Center and Crossing at Killingly Commons.
The Company does not consider any potential property acquisitions to be probable under Rule 3-14 of Regulation S-X.
This unaudited pro forma Consolidated Statement of Operations and Other Comprehensive Income is not necessarily indicative of what the actual results of operations would have been for the year ended December 31, 2011, nor does it purport to represent our future results of operations.

Inland Diversified Real Estate Trust, Inc.
Pro Forma Consolidated Statement of Operations and Other Comprehensive Income
For the year ended December 31, 2011
(Dollars in thousands, except share and per share amounts)
(unaudited)

	Historical (A)	Pro Forma Adjustments (B)	Pro Forma
Rental income (C)	$58,073	$12,783	$70,856
Tenant recovery income	12,379	5,024	17,403
Other property income	1,663	—	1,663
Total income	72,115	17,807	89,922
General and administrative expenses	2,770	—	2,770
Acquisition related costs	2,963	—	2,963
Property operating expenses (D)	12,296	4,454	16,750
Real estate taxes	7,789	2,879	10,668
Depreciation and amortization (C)	28,980	10,013	38,993
Business management fee - related party	1,000	—	1,000
Total expenses	55,798	17,346	73,144
Operating income	16,317	461	16,778
Interest and dividend income	871	—	871
Realized loss on sale of marketable securities	365	—	365
Interest expense (E)	(19,835)	(3,654)	(23,489)
Equity in income of unconsolidated entities	105	—	105
Net loss	(2,177)	(3,193)	(5,370)
Less: net income attributable to noncontrolling interests	(102)	—	(102)
Less: net income attributable to redeemable noncontrolling interests (F)	—	(706)	(706)
Net loss attributable to common stockholders	$(2,279)	$(3,899)	$(6,178)
Net loss attributable to common stockholders per common share, basic and diluted (G)	$(0.05)		$(0.05)
Weighted average number of common shares outstanding, basic and diluted (G)	42,105,681		113,778,342
Comprehensive income (loss):
Net loss	$(2,177)	$(3,193)	$(5,370)
Other comprehensive income:
Unrealized loss on marketable securities	(269)	—	(269)
Unrealized loss on derivatives	(1,293)		(1,293)
Gain reclassified into earnings from other comprehensive income on the sale of marketable securities	(365)	—	(365)
Comprehensive loss	(4,104)	(3,193)	(7,297)
Less: comprehensive income attributable to noncontrolling interests	(102)	—	(102)
Less: comprehensive income attributable to redeemable noncontrolling interests	—	(706)	(706)
Comprehensive loss attributable to common stockholders	$(4,206)	$(3,899)	$(8,105)

See accompanying notes to pro forma consolidated statement of operations and other comprehensive income.

Inland Diversified Real Estate Trust, Inc.
Notes to Pro Forma Consolidated Statement of Operations and Other Comprehensive Income
For the year ended December 31, 2011
(Dollars in thousands, except per share amounts)
(unaudited)

(A)
The historical column represents the Company’s Consolidated Statement of Operations and Other Comprehensive Income for the year ended December 31, 2011 as filed with the Securities and Exchange Commission on Form 10-K.

(B)	Total pro forma adjustments for significant acquisitions consummated through the date of this filing are as though the properties were acquired January 1, 2011.
Total income, property operating expenses and real estate taxes for the year ended December 31, 2011 is based on information provided by the sellers for City Center and Crossing at Killingly Commons.
The pro forma adjustments for the year ended December 31, 2011 are composed of the following adjustments:

	City Center	Crossing at Killingly Commons	Total Pro Forma Adjustments
Rental income	$8,746	$4,037	$12,783
Tenant recovery income	3,345	1,679	5,024
Other property income	—	—	—
Total income	12,091	5,716	17,807
Property operating expenses	2,994	1,460	4,454
Real estate taxes	2,131	748	2,879
Depreciation and amortization	7,871	2,142	10,013
Total expenses	12,996	4,350	17,346
Operating (loss) income	(905)	1,366	461
Interest expense	2,406	1,248	3,654
Net (loss) income	(3,311)	118	(3,193)
Less: net income attributable to redeemable noncontrolling interests	(233)	(473)	(706)
Net loss attributable to common stockholders	$(3,544)	$(355)	$(3,899)

(C)
Investment properties will be depreciated on a straight-line basis based upon estimated useful lives of 30 years for buildings and improvements and 15 years for site improvements. The portion of the purchase price allocated to above or below market lease intangibles will be amortized on a straight-line basis over the life of the related leases as an adjustment to rental income. In-place lease intangibles will be amortized on a straight-line basis over the life of the related leases as a component of amortization expense. The purchase price allocation for pro forma financial statement purposes are preliminary and may be subject to change.

(D)	Management fees are calculated as 4.5% of gross revenues pursuant to the new management agreements and are also included in property operating expenses.

(E)	The pro forma adjustments relating to incremental interest expense were based on the following debt terms:

	Principal Balance	Interest Rate	Maturity Date
City Center	$87,000	2.67%	September 28, 2022
Crossing at Killingly Commons	33,000	3.73%	November 1, 2017
	$120,000
Crossing at Killingly Commons loan totaling $33,000 was assumed from the Seller and modified with the lender at the time of closing.

(F)
The proforma preferred return to the holders of outstanding redeemable noncontrolling interest, based on a effective preferred return of 3.83% and 4.92% per annum for City Center and Crossing at Killingly Center, respectively.

(G)
The pro forma weighted average shares of common stock outstanding for the year ended December 31, 2011 was calculated assuming all shares sold through September 30, 2012 were issued on January 1, 2011.